Long-term loans receivable	12 Months Ended
Dec. 31, 2022
Long Term Loans Receivable [Abstract]
Long-Term Loans Receivable
9.	Long-Term Loans Receivable
In January 2020, the Group entered into a three-year loan agreement with a third-party supplier of key AAV components with a principal amount of RMB52,000 and an interest rate of 3% per annum. The use of loan proceeds is limited to expanding supplier’s production capacity. This long-term loan can be repaid by the borrower at any time. The outstanding loan balance was guaranteed by the borrower’s sole shareholder and his spouse and would mature in January 2023. In 2020, RMB40,000 of the loan’s principal was repaid by the borrower. Subsequent to December 31, 2022, the Group entered into a supplementary agreement with the third-party supplier to extend the term of the loan of the outstanding amount of RMB12,000 (US$1,740) as follows: (1) RMB2,000 (US$290
) of the outstanding amount is extended to September 30, 2023. (2) RMB
2,000 (US$290
) of the outstanding amount is extended to December 31, 2023. (3) RMB
8,000 (US$1,160
) of the outstanding amount is extended to December 31, 2024. RMB
4,000 (US$580) of the loan was included in current assets in Prepayments and Other Current Assets (Note 7).
In March 2020, the Group provided a
two-year
loan to a third-party entity with a principal amount of EUR243 (equivalent to RMB1,900) and an interest rate of 3.5% per annum. In March 2022, the Group entered into a supplementary letter with the third-party entity to extend the term of the loan by two years. The usage of the loan proceeds is limited to assisting the Group with the application of the necessary permits from the aviation authority in a European country for the commercial operations of AAVs in a European country.
For the years ended December 31, 2020, 2021 and 2022, the Group recognized interest income of RMB984, RMB418 and RMB423 (US$61) from the long-term loans receivable, respectively.